SUPPLEMENT DATED NOVEMBER 12, 2009

TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

DATED MAY 1, 2009

(as supplemented on May 4, 2009, May 21, 2009, June 19, 2009,

August 25, 2009, September 18, 2009 and October 16, 2009)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

AllianceBernstein L.P.

Effective on or about October 15, 2009, John Mahedy no longer provides day-to-day management of the LargeCap Value Account III’s portfolio.  Remove from the Prospectus references to Mr. Mahedy.  Add David Yuen and Joseph G. Paul as individuals providing day-to-day fund management for the LargeCap Value Account III, and add the following biographical information for Mr. Paul and Mr. Yuen.

Joseph Gerard Paul.  Mr. Paul is Co-CIO of US Large Cap Value Equities and CIO of North American Value Equities. He is also the Global Head of Diversified Value Services and is responsible for product design research for diversified value services. Previously, he was CIO—Advanced Value Fund (1999-2009), CIO—Small and Mid-Cap Value (2002-2008), and Co-CIO—Real Estate Investments (2004-2008).  He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology.

David Yuen.  Mr. Yuen is Co-CIO of US Large Cap Value and CIO of the Advanced Value Fund. He has been the Director of Research for US Large Cap Value since early 2008. Previously, Mr. Yuen was the Director of Research for Emerging Markets Value since August 2002. Mr. Yuen earned a BS in operations research from Columbia University’s School of Engineering.

Replace the paragraph immediately preceding the table identifying the account, the persons providing day-to-day account management, and the year in which the person began providing day-to-day account management, with the following:

The management of, and investment decisions for, the LargeCap Value Account III portfolio are currently made by the North American Investment Policy Group.  Joseph G. Paul, David Yuen, Marilyn G. Fedak, Christopher W. Marx, and John D. Phillips are the persons with the most significant responsibility for the day-to-day management of the Account’s portfolio.

Principal Global Investors, LLC

Effective October 6, 2009, Doug Earney no longer serves as a portfolio manager for the Short-Term Bond Account.  Remove from the Prospectus references to Mr. Earney.  Add Timothy R. Warrick as an individual providing day-to-day fund management for the Short-Term Bond Account.